CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Neil Wolfson, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 6, 2006       /s/Neil Wolfson
     ---------------------     -------------------------------------------------
                               Neil Wolfson, President & Chief Executive Officer
                               (principal executive officer)

I, John J. Kelley, Vice President, Chief Financial Officer, Treasurer & Secretary of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 6, 2006       /s/John J. Kelley
     ---------------------     -------------------------------------------------
                               John J. Kelley, Vice President, Chief Financial
                               Officer, Treasurer & Secretary
                               (principal financial officer)